united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23826

Nomura Alternative Income Fund

(Exact name of registrant as specified in charter)

c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Timothy Burdick, Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100 Elkhorn, NE 68022

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-667-9000

Date of fiscal year end: 3/31

Date of reporting period: 3/31/26

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)

NOMURA CAPITAL MANAGEMENT

Nomura Alternative Income Fund

Class I Shares (NAIFX)

Annual Report

March 31, 2026

This report and the consolidated financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about the Fund's investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

Nomura Alternative Income Fund LETTER TO SHAREHOLDERS (Unaudited) March 31, 2026

To our shareholders,

Nomura Capital Management LLC is pleased to present the audited annual financial statements for the Nomura Alternative Income Fund (the “Fund”) for the fiscal year commencing April 1st, 2025, and concluding March 31st, 2026.

The Fund has recently marked the completion of its first three years of operations. On behalf of the entire firm, I extend our sincere appreciation to our investors for their continued confidence and partnership. Over the fiscal year, the Fund’s institutional share class (NAIFX) generated a total return of +8.50%. This compares to a +5.94% return for the Morningstar LSTA US Leveraged Loan 100 Index. Performance was primarily attributable to contractual interest and dividend income derived from the Fund’s private credit portfolio.

The market environment was characterized by policy driven volatility amid an ongoing macroeconomic transition. Developments in trade policy, persistent geopolitical tensions, and elevated market volatility dominated the landscape, weighing on near-term investor sentiment. Inflation remained stubbornly above the Federal Reserve’s 2% target throughout the fiscal year, reinforcing the relative attractiveness of floating rate income generating private credit strategies. Against this backdrop, the Fund maintained a disciplined investment posture, continuing to deploy capital selectively into private markets.

The Fund experienced meaningful asset growth during the fiscal year, supported by approximately $270 million in subscriptions. Notably, approximately 43% of distributed income was reinvested through the Fund’s dividend reinvestment program, which we believe reflects strong investor conviction. The Fund has consistently maintained its targeted annualized distribution rate of 10%, accrued daily and distributed on a quarterly basis.

As of March 31, 2026, the Fund was substantially invested, with $385 million representing approximately 90% of net assets allocated to private credit. This exposure spans multiple sectors, including real estate, asset-based lending, specialty finance, and corporate direct lending. For liquidity management purposes, the Fund maintained modest allocations to public assets, including less than 1% to collateralized loan obligations (CLOs), and 6% to government-guaranteed securities. A complete listing of the Fund’s holdings can be found in the Consolidated Schedule of Investments.

On behalf of the Nomura Capital Management team, we thank you for your continued interest and investment in the Fund.

Regards,

Matthew Pallai

Chief Investment Officer

Nomura Capital Management LLC

Fund Highlights as of March 31, 2026
1,528 Total # of investments
10% Current Distribution Rate
84.7% of Portfolio in Secured Debt

Nomura Alternative Income Fund LETTER TO SHAREHOLDERS (Unaudited) (Continued) March 31, 2026

Past performance does not guarantee future results.

The Fund is a continuously-offered, non-diversified, registered closed-end management investment company with limited liquidity.

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

•        The Fund’s shares (the “Shares”) are not listed on any stock exchange, and we do not expect a secondary market in the Shares to develop.

•        You should generally not expect to be able to sell your Shares (other than through the limited repurchase process), regardless of how we perform.

•        Although we are required to and have implemented a Share repurchase program, only a limited number of Shares will be eligible for repurchase by us.

•        You should consider that you may not have access to the money you invest for an indefinite period of time.

•        An investment in the Shares is not suitable for you if you have foreseeable need to access the money you invest.

•        Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

•        The Fund has limited operating history and the Shares have no history of public trading.

An investment in the Fund involves risk. The Fund may leverage its investments by borrowing. The use of leverage increases both risk of loss and profit potential. Alternative investments provide limited liquidity and include, among other things, the risks inherent in investing in securities, futures, commodities and derivatives, using leverage and engaging in short sales. The Fund’s investment performance depends, at least in part, on how its assets are allocated and reallocated among asset classes and strategies. Such allocation could result in the Fund holding asset classes or investments that perform poorly or underperform.

The Nomura Alternative Income Fund is distributed by Foreside Financial Services, LLC.

Nomura Alternative Income Fund PORTFOLIO REVIEW (Unaudited) March 31, 2026

The Fund’s performance figures+ for the periods ended March 31, 2026, compared to its benchmark, are below:

	One Year	Three Year	Since Inception* (3/24/2023)
Nomura Alternative Income Fund — Class I^	8.50%	7.83%	7.62%
Morningstar LSTA U.S. Leveraged Loan 100 Index (Total Return)**	5.94%	8.35%	7.78%

+   Performance figures for periods greater than one year are annualized.

*    Effective date of Fund. The Fund commenced operations on February 13, 2023.

^   The Fund’s total returns assume reinvestment of dividends and capital gains, and do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Fund returns would have been lower if a portion of the fees had not been waived. The performance shown represents past performance and does not guarantee future results.

**  The Morningstar LSTA U.S. Leveraged Loan 100 Index (Total Return) (the “Index”) is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market and reflect the largest facilities in the leveraged loan market. It mirrors the market-weighted performance of the largest institutional leveraged loans based upon market weightings, spreads and interest payments. The Index consists of 100 loan facilities drawn from a larger benchmark — the Morningstar LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI). Investors cannot invest directly into an index.

Performance of a $1,000,000 Investment

The graph shown above represents historical performance of a hypothetical investment of $1,000,000 in the Class I Shares of the Fund since inception. The performance shown represents past performance and does not guarantee future results. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested distributions, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be higher or lower than the performance data quoted. For performance information current to the most recent month-end, please call 1-833-836-0206.

Consolidated Holdings by Type of Investment	% of Net Assets
Investment Partnerships	57.4%
Loans	17.8%
Bespoke Investment Vehicles	12.3%
Short Term Investment
Money Market Fund	6.2%
Business Development Company	2.8%
Other Assets in Excess of Liabilities	2.1%
Collateralized Loan Obligations	1.0%
Collateralized Mortgage Obligations	0.4%
Preferred Stock	0.0%
Warrants	0.0%
100.0%

Please refer to the Consolidated Schedule of Investments that follows in this annual report for a detailed list of the Fund’s holdings.

Nomura Alternative Income Fund CONSOLIDATED SCHEDULE OF INVESTMENTS March 31, 2026
	Index + Spread (%)	Coupon (%)	Acquisition Date	Maturity	Principal Amount ($)	Amortized Cost ($)	Fair Value ($)
LOANS — 17.8%
ASSET-BASED — 1.8%
PFF, LLC(a)(b)(e)	—	PIK 12.00	12/19/2024	12/20/2027	3,090,740	3,090,740	2,858,240
PFF, LLC(a)(b)(e)	—	PIK 12.00	1/15/2025	1/15/2028	3,090,740	3,090,740	2,880,740
PFF, LLC(a)(b)(e)	—	PIK 14.50	5/23/2025	5/23/2029	2,073,096	2,073,096	1,953,096
					8,254,576	8,254,576	7,692,076
CORPORATE — 4.8%
A. Stucki Company(a)(b)(c)	3M SOFR + 4.75	8.71	3/27/2025	3/27/2030	1,089,000	1,082,180	1,078,110
A. Stucki Company — First Lien Delay Draw(a)(b)(c)	3M SOFR + 4.75	8.71	3/27/2025	3/27/2030	398,000	393,414	394,020
ABC Technologies, Inc.(a)(b)(c)(n)	1M SOFR + 8.25	Blended	9/17/2025	8/30/2031	3,230,760	3,146,243	3,038,207
Cirkul, Inc.(a)(b)(e)	—	PIK 9.22	4/23/2025	4/23/2028	2,814,865	2,722,701	2,315,221
Fullsteam Holdco, L.P.(a)(b)(e)	—	PIK 13.00	8/7/2025	8/8/2032	1,086,563	1,072,944	1,059,063
LEARN Midco, LLC(a)(b)(e)	—	PIK 15.50	9/5/2025	1/10/2032	1,116,570	1,092,935	1,098,705
OD Intermediate SUBI Holdco VII LLC(a)(b)	—	12.50	2/21/2025	11/1/2027	1,500,000	1,511,736	1,500,000
OSP Lakeside Intermediate Holdings 2, LLC(a)(b)(c)(e)	1M SOFR + 9.50	PIK 13.17	10/31/2025	10/31/2031	2,085,015	2,061,153	2,060,015
Premier Food Concepts LLC(a)(b)(e)	—	14.00, 3.50 PIK	10/31/2025	11/15/2027	3,014,896	3,022,211	3,023,938
Siguler Guff Guardian Holdings II, LLC(a)(b)(c)(e)	1M SOFR + 7.25	12.50, 1.75 PIK	2/20/2026	2/10/2028	2,000,000	2,000,000	2,000,000
Siguler Guff Straine Dental Holdings, LLC(a)(b)(c)	1M SOFR + 7.42	11.19	11/25/2025	11/25/2030	2,967,595	2,939,496	2,937,919
Siguler Guff Straine Dental Holdings, LLC — First Lien Delay Draw(a)(b)(d)	1M SOFR + 7.24	11.00	11/25/2025	11/25/2030	—	27,981	27,977
					21,303,264	21,072,994	20,533,175
REAL ESTATE — 5.2%
28 Pearl Street Development LLC(a)(b)(c)	1M SOFR + 6.23	10.50	12/17/2024	6/18/2026	1,000,000	1,000,000	1,000,000
40 Connecticut Ave Associates LLC & GR Realty Associates, LLC(a)(b)(c)	1M SOFR + 6.66	11.00	10/15/2024	10/15/2026	400,000	400,000	400,000
151 Fields Owner LLC(a)(b)(c)(d)	1M SOFR + 3.50	7.75	3/26/2026	1/29/2028	483,433	455,160	454,935
7023 Broward LLC(a)(b)(c)	1M SOFR + 6.70	11.00	7/23/2025	1/25/2027	2,000,000	2,000,000	2,009,800
Armory Market SS, LLC(a)(b)	—	16.00	4/25/2025	5/1/2026	2,000,000	2,000,000	2,001,800
BDP Bloomfield Avenue, LLC(a)(b)(c)	WSJ Prime + 4.50	13.75	1/8/2025	7/1/2026	800,000	800,000	801,600
Beezle Azul LLC(a)(b)(c)	1M SOFR + 6.20	10.50	12/19/2024	7/10/2026	750,000	750,000	735,000
Blueberry Hill II, LLC(a)(b)	—	12.00	1/8/2025	7/12/2026	800,000	800,000	806,400
Bojadzic Construction LLC(a)(b)(c)	1M SOFR + 6.50	10.75	12/19/2024	10/6/2026	540,000	540,000	540,000

See accompanying notes to consolidated financial statements.

Nomura Alternative Income Fund CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) March 31, 2026
	Index + Spread (%)	Coupon (%)	Acquisition Date	Maturity	Principal Amount ($)	Amortized Cost ($)	Fair Value ($)
Bristol Industrial Senior Loan(a)(b)	—	15.00	3/13/2024	7/1/2026	1,250,000	1,249,746	1,237,500
Butler Creek Owner, LLC(a)(b)(c)	1M SOFR + 6.90	11.00	8/6/2025	8/1/2026	1,500,000	1,500,000	1,510,950
Carlsbad 2525, LLC(a)(b)	—	10.75	9/10/2025	9/1/2027	2,000,000	1,992,614	1,998,200
Dorset Crossing, LLC(a)(b)(c)	1M SOFR + 5.86	14.00	7/29/2024	8/4/2026	401,386	401,386	401,306
Jane Lew Holdings WV, LLC, LV Petroleum, LLC(a)(b)	—	13.00	2/18/2026	8/19/2026	800,000	800,000	800,000
LV Petroleum, LLC, et al.(a)(b)	—	15.00	12/9/2025	6/17/2026	2,345,041	2,345,041	2,345,041
Redd, LLC(a)(b)(c)	1M SOFR + 6.65	11.00	8/26/2025	8/28/2026	1,500,000	1,500,000	1,501,050
Royersford Industrial Senior Loan(a)(b)	—	14.00	3/13/2024	6/23/2026	1,400,000	1,399,540	1,424,500
Windsor Street Associates, LLC, et al.(a)(b)(c)	1M SOFR + 7.19	11.00	2/20/2025	8/20/2026	2,000,000	2,000,000	2,004,000
					21,969,860	21,933,487	21,972,082
SPECIALTY FINANCE — 6.0%
Cashco Financial, Inc.(a)(b)(c)	1M SOFR + 10.25	13.91	9/20/2024	4/16/2027	580,377	582,290	582,988
CH SPV A Holding LLC(a)(b)(c)	1M SOFR + 10.75	14.41	9/20/2024	2/14/2027	1,500,000	1,503,177	1,499,850
Champion Laboratories, Inc.(a)(b)(j)(k)(l)	—	—	1/26/2026	—	34,994	33,442	—
Cliffhanger 2 Productions, LLC(a)(b)(k)(l)	—	—	7/29/2024	—	750,000	956,250	894,375
CR Steak LV LLC(a)(b)	—	12.00	1/10/2024	8/4/2026	652,500	651,227	651,196
EZ Pay SPE, LLC(a)(b)(c)	3M SOFR + 10.55	14.11	4/30/2025	3/24/2027	2,000,000	2,000,000	2,004,000
FF SPV I LLC, Class A(a)(b)	—	15.00	5/16/2024	5/16/2030	404,287	404,287	418,437
FRAM Group Operations LLC(a)(b)(j)(k)(l)	—	—	1/26/2026	—	2,148,988	2,140,741	—
Hopkins Manufacturing Corporation(a)(b)(j)(k)(l)	—	—	1/26/2026	—	287,961	275,189	—
IHC California LLC & Iron Horse Credit LLC(a)(b)(c)(d)	1M SOFR + 9.50	12.70	8/9/2024	6/30/2026	477,263	477,263	477,263
Leasepoint Funding Group, LLC(a)(b)(c)	3M SOFR + 7.75	10.76	2/3/2025	9/17/2026	2,000,000	2,000,000	1,996,600
Neo Finance SPV LLC(a)(b)(c)	1M SOFR + 9.50	13.17	5/1/2025	2/11/2029	2,500,000	2,500,000	2,520,500
Nexgen Financial(a)(b)(c)	1M SOFR + 12.25	15.91	9/20/2024	3/28/2028	1,500,000	1,507,328	1,511,400
OnRamp Funding(a)(b)(c)	1M SOFR + 12.00	15.66	11/27/2024	2/28/2027	1,500,000	1,505,150	1,511,250
Opus Trust I/II(a)(b)(c)	1M SOFR + 9.75	13.42	9/20/2024	10/25/2027	2,000,000	2,006,190	2,033,000
Philips Law Group, P.C., Arentz Law Group, P.C., Dayes Law Firm, PC(a)(b)(e)	—	PIK 17.00	3/23/2026	5/18/2027	3,000,000	2,911,732	2,910,000

See accompanying notes to consolidated financial statements.

Nomura Alternative Income Fund CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) March 31, 2026
	Index + Spread (%)	Coupon (%)	Acquisition Date	Maturity	Principal Amount ($)	Amortized Cost ($)	Fair Value ($)
Riddick 4 Production LLC(a)(b)(k)(l)	—	—	9/4/2024	—	750,000	908,970	855,000
Sezzle, Inc.(a)(b)(c)	1M SOFR + 10.19	13.84	9/20/2024	4/19/2027	1,500,000	1,505,285	1,506,750
Steno Agency Funding I, LLC(a)(b)(c)	1M SOFR + 9.50	13.17	5/1/2025	5/8/2028	2,500,000	2,500,000	2,501,750
Vernance Originations, LLC(a)(b)(c)	1M SOFR + 11.00	14.67	11/27/2024	7/6/2027	1,500,000	1,506,092	1,511,250
Yacht Management Services LLC(a)(b)(k)(l)(m)	—	—	1/10/2024	—	739,571	738,980	306,922
					28,325,941	28,613,593	25,692,531
TOTAL LOANS					79,853,641	79,874,650	75,889,864
						Cost ($)
COLLATERALIZED LOAN OBLIGATIONS — 1.0%
Allegro Clo VIII-S Ltd. Series 3A E1(c)(f)	3M SOFR + 6.60	10.27	10/3/2024	10/15/2037	400,000	382,950	367,889
Allegro Clo VIII-S Ltd. Series 3A E2(c)(f)	3M SOFR + 8.00	11.67	10/3/2024	10/15/2037	600,000	600,000	571,399
Babson CLO Ltd. Series 4A ER(c)(f)	3M SOFR + 6.75	10.42	9/27/2024	10/20/2037	750,000	750,000	720,677
Dryden 123 CLO Ltd. Series 123A E(c)(f)	3M SOFR + 4.85	8.52	7/25/2025	4/15/2038	1,000,000	995,145	984,440
OHA Credit Partners XVII Ltd. Series 17A E(c)(f)	3M SOFR + 5.00	8.67	11/1/2024	1/18/2038	1,000,000	1,000,000	988,796
Vibrant CLO XIII Ltd. Series 13A ER(c)(f)	3M SOFR + 7.59	11.26	10/31/2024	1/15/2038	500,000	495,515	471,350
TOTAL COLLATERALIZED LOAN OBLIGATIONS					4,250,000	4,223,610	4,104,551

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.4%
Fannie Mae REMICS Series 23-17 JA	—	5.50	6/1/2023	6/25/2050	1,279,384	1,282,045	1,286,977
Government National Mortgage Association Series 2021-49 IP	—	2.50	11/9/2023	1/20/2051	4,421,264	389,695	401,215
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS					5,700,648	1,671,740	1,688,192

See accompanying notes to consolidated financial statements.

Nomura Alternative Income Fund CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) March 31, 2026
	Shares	Acquisition Date	Cost ($)	Fair Value ($)
BESPOKE INVESTMENT VEHICLES — 12.3%
Cedar Holdings (Offshore) L.P. — Senior Preferred(a)(d)(g)		9/30/2025	5,420,498	5,946,994
Cedar Holdings (Offshore) L.P. — Subordinate Common(a)(g)		9/30/2025	2,019,949	2,562,703
Eagle Point Co-Invest II L.P.(a)(d)(g)		9/2/2025	474,500	471,252
Enhanced Mortgage Funding, LLC(a)(g)		10/31/2025	12,500,000	12,459,832
Fair State Mortgage Holdings, LLC(a)(g)		9/26/2025	14,044,989	14,004,148
Lake Summit Alternative Loan Trust 2025-1(a)(b)		3/14/2025	4,590,986	4,518,438
Mavik Special Opportunities VS2 Co-Investment A, L.P.(a)(d)(g)		10/31/2025	7,191,088	7,293,439
Maycomb CRT Holdings, LLC(a)(b)		10/20/2025	2,000,000	2,000,000
SP Technology Payments II, LLC(a)(d)(g)		4/4/2024	1,294,007	1,218,434
Wolfe Pond Park CLO, Ltd.(a)(b)(h)		2/14/2025	2,000,000	2,117,080
TOTAL BESPOKE INVESTMENT VEHICLES			51,536,017	52,592,320

INVESTMENT PARTNERSHIPS — 57.4%
ACORE Credit Partners II, L.P.(a)(d)(g)		3/21/2023	9,573,801	9,317,942
AG Asset Based Credit Fund, L.P.(a)(d)(g)		9/13/2023	18,451,603	19,612,997
Alcova Capital Yield Premium Fund, L.P.(a)(g)		3/18/2024	6,000,000	5,997,172
Altriarch Specialty Finance Fund, L.P. (a)(g)		6/11/2025	9,500,000	9,362,613
Bastion Funding V L.P.(a)(g)		10/15/2024	3,000,000	2,993,364
Blue Owl A4 Evergreen (Cayman) L.P.(a)(d)(g)		4/4/2023	9,633,727	10,121,038
BSOF SRT Parallel Onshore Fund L.P. — Class SRT Enhanced Interests (Series 5)(a)(d)(g)		3/25/2026	3,224,664	3,224,664

See accompanying notes to consolidated financial statements.

Nomura Alternative Income Fund CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) March 31, 2026
	Shares	Acquisition Date	Cost ($)	Fair Value ($)
Callodine Perpetual ABL Fund, L.P.(a)(d)(g)		5/1/2025	4,750,000	4,697,255
Clear Haven Ultra Short Investment Grade Bond Fund, L.P.(a)(g)		10/29/2025	1,500,000	1,497,693
Crescent Cove Opportunity Fund, L.P.(a)(g)		10/31/2025	10,007,192	9,902,924
Crestline Opportunity Fund V Offshore TE/SWF, L.P.(a)(d)(g)		9/21/2023	2,781,618	3,133,653
Dawson Portfolio Finance Evergreen L.P.(a)(g)	16,808	8/27/2025	17,000,000	16,827,338
Eagle Point Enhanced Income Fund L.P.(a)(g)		9/30/2025	8,000,000	7,952,367
Eldridge Senior Credit Strategies Fund XIV, L.P.(a)(g)		6/1/2023	20,397,522	19,156,165
Evolution Credit Partners Trade Finance Offshore, L.P.(a)(g)		8/1/2025	12,000,000	10,259,953
Fairbridge Partners L.P.(a)(g)		3/3/2025	2,500,000	2,456,546
HarbourView Royalties Parallel Fund I, L.P.(a)(d)(g)		8/14/2025	8,340,499	10,226,418
Kennedy Lewis Residential Property Income Company L.P.(a)(d)(g)		5/1/2025	7,827,211	7,759,038
Kerberos Capital Fund III — Feeder L.P.(a)(g)		3/2/2026	7,924,098	8,118,819
Medalist Partners Asset Based Private Credit Fund III L.P. Onshore Feeder, L.P., Class B(a)(g)(i)		3/24/2023	20,228,944	19,624,285
Mesirow Specialty Finance Fund VII, L.P.(a)(d)(g)		12/17/2025	500,000	495,979
Post Road Real Estate Credit Opportunity Fund L.P.(a)(d)(g)		3/31/2026	15,986,671	16,154,157
Rivers Investments, LLC(a)(d)(g)	796	8/28/2025	844,663	837,332
Rivonia Road Fund L.P.(a)(g)		5/1/2025	9,000,000	9,145,280
Saluda Grade Income Fund L.P.(a)(g)		2/3/2025	11,146,643	11,131,620
SHC Credit Opportunities Fund II L.P.(a)(d)(g)		1/30/2026	5,000,000	5,003,952

See accompanying notes to consolidated financial statements.

Nomura Alternative Income Fund CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) March 31, 2026
	Shares	Acquisition Date	Cost ($)	Fair Value ($)
Siguler Guff Tactical Credit Evergreen Fund, L.P.(a)(d)(g)		10/31/2025	9,500,000	9,493,522
Sound Point Discovery Fund LLC(a)(g)		4/3/2024	1,500,000	1,511,578
The Varde CRE Lending Fund, L.P.(a)(g)		1/6/2025	9,000,000	8,647,340
TOTAL INVESTMENT PARTNERSHIPS			245,118,856	244,663,004

BUSINESS DEVELOPMENT COMPANY — 2.8%
Stone Point Credit Income Fund(a)(g)	479,214	4/30/2025	12,000,000	11,865,684
TOTAL BUSINESS DEVELOPMENT COMPANY

PREFERRED STOCK — 0.0%
Cirkul, Inc., Series 1(a)(b)	19	3/27/2026	—	—
TOTAL PREFERRED STOCK
		Expiration Date	Exercise Price ($)
WARRANTS — 0.0%
Cirkul, Inc. Warrant Share Strike(a)(b)	13,584	4/23/2035	0.01	4/23/2025	124,538	—
TOTAL WARRANTS

			Yield (%)
SHORT-TERM INVESTMENT — 6.2%
MONEY MARKET FUND — 6.2%
First American Treasury Obligations Fund, Class X(o)	26,550,850		3.59		26,550,850	26,550,850
TOTAL SHORT-TERM INVESTMENT

TOTAL INVESTMENTS — 97.9%					421,100,261	417,354,465
OTHER ASSETS IN EXCESS OF LIABILITIES — 2.1%(p)						8,847,948
NET ASSETS — 100.0%						426,202,413

See accompanying notes to consolidated financial statements.

Nomura Alternative Income Fund CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) March 31, 2026
CLO	— Collateralized Loan Obligation
LLC	— Limited Liability Company
L.P.	— Limited Partnership
Ltd.	— Limited Company
PIK	— Payment in Kind
REMIC	— Real Estate Mortgage Investment Conduit
1M SOFR	— 1 Month Term Secured Overnight Financing Rate
3M SOFR	— 3 Month Term Secured Overnight Financing Rate
WSJ Prime	— Wall Street Journal Prime Rate

(a)     This is a restricted security. See Note 2.

(b)     Value was determined using significant unobservable inputs. See Note 3.

(c)     Floating rate investment. Interest rate shown reflects the rate in effect at March 31, 2026.

(d)     This investment has an unfunded commitment as of March 31, 2026. See Note 4.

(e)     This investment has payment-in-kind (PIK) component.

(f)      Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2026, the total market value of 144A securities is $4,104,551 or 1.0% of net assets.

(g)     Investment is valued using the Fund’s pro rata net asset value (or its equivalent) as a practical expedient. Please see Note 3 in the Notes to the Consolidated Financial Statements for respective unfunded commitments and redemption restrictions.

(h)     Investment is a Collateralized Loan Obligation Warehouse.

(i)      This investment is held through a wholly-owned subsidiary of the Fund, NAIF Splitter LLC.

(j)      This investment is held through a wholly-owned subsidiary of the Fund, SCFNA, LLC.

(k)     This security is in wind-down with no specific maturity date.

(l)      This security’s accrual rate is set to zero as it is non-income producing. The rate disclosed is as of March 31, 2026.

(m)    This security is in restructuring.

(n)     This security has a PIK interest rate of 8.25% + 1M SOFR on $789,935 and 8.25% + 3M SOFR on $2,440,825.

(o)     Rate disclosed is the seven day effective yield as of March 31, 2026.

(p)     Includes cash held as collateral for futures contracts.

See accompanying notes to consolidated financial statements.

Nomura Alternative Income Fund CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES March 31, 2026
ASSETS
Investments in securities, at value (Cost — $421,100,261)	$417,354,465
Collateral cash for derivative instruments	5,308
Dividends receivable	11,999,340
Receivable for Fund shares sold	2,540,740
Interest receivable	1,406,285
Prepaid credit facility expense (Note 11)	872,876
Due from Adviser (Note 5)	206,241
Prepaid registration expense	22,607
Receivable for securities sold	35,014
TOTAL ASSETS	434,442,876

LIABILITIES
Distributions payable	6,661,036
Legal fees payable	471,821
Audit fees payable	287,732
Payable for securities purchased	596,117
Administrative services fees payable	48,874
Interest expense payable (Note 11)	13,768
Transfer agent fees payable	8,390
Accrued expenses and other liabilities	152,725
TOTAL LIABILITIES	8,240,463
NET ASSETS	$426,202,413

CONTINGENCIES AND COMMITMENTS (NOTE 4)

NET ASSETS CONSIST OF:
Paid in capital	$429,071,917
Accumulated deficit	(2,869,504)
NET ASSETS	$426,202,413

PRICING OF CLASS I SHARES:
Net Assets applicable to Class I Shares	$426,202,413
Class I Shares outstanding ($0 par value, unlimited shares authorized)	43,843,704
Net asset value, offering price and redemption price per share	$9.72

See accompanying notes to consolidated financial statements.

Nomura Alternative Income Fund CONSOLIDATED STATEMENT OF OPERATIONS For the Year Ended March 31, 2026
INVESTMENT INCOME
Dividend income	$22,674,404
Interest	10,558,130
TOTAL INVESTMENT INCOME	33,232,534

EXPENSES
Investment management fees (Note 5)	2,881,747
Legal fees	1,656,142
Third party valuation expense	448,591
Audit and tax fees	317,593
Administrative services fees (Note 5)	287,394
Line of credit expenses	256,231
Professional fees (Note 5)	160,566
Trustees fees and expenses	136,069
Transfer agent fees	59,894
Registration expenses	40,263
Printing and postage expenses	32,411
Custodian fees	26,592
Federal excise tax expense	11,519
Other expenses	59,199
TOTAL EXPENSES	6,374,211
Less: Fees waived by the Adviser (Note 5)	(2,458,097)
NET EXPENSES	3,916,114
NET INVESTMENT INCOME	29,316,420

NET REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on:
Investments	40,739

Net change in unrealized appreciation/(depreciation) on:
Investments	(4,524,379)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(4,483,640)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,832,780

See accompanying notes to consolidated financial statements.

Nomura Alternative Income Fund CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended March 31, 2026	Year Ended March 31, 2025
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$29,316,420	$11,523,762
Net realized gain from investments	40,739	84,363
Net change in unrealized appreciation/(depreciation) on investments	(4,524,379)	(55,115)
Net increase in net assets resulting from operations	24,832,780	11,553,010

DISTRIBUTIONS TO SHAREHOLDERS
From accumulated earnings	(30,406,738)	(13,449,245)
From distributions to shareholders	(30,406,738)	(13,449,245)

CAPITAL SHARE TRANSACTIONS
Class I:
Proceeds from shares sold	269,734,701	54,228,747
Reinvestment of distributions	13,080,532	11,494,219
Payments for shares redeemed	(25,757,997)	(361,327)
Net increase in Class I net assets from capital share transactions	257,057,236	65,361,639

TOTAL INCREASE IN NET ASSETS	251,483,278	63,465,404

NET ASSETS
Beginning of year	174,719,135	111,253,731
End of year	$426,202,413	$174,719,135

SHARE ACTIVITY
Class I:
Beginning of year	17,667,792	11,113,389
Shares sold	27,480,836	5,436,298
Shares reinvested	1,331,836	1,154,259
Shares redeemed	(2,636,760)	(36,154)
End of year	43,843,704	17,667,792

See accompanying notes to consolidated financial statements.

Nomura Alternative Income Fund CONSOLIDATED STATEMENT OF CASH FLOWS For the Year Ended March 31, 2026
Cash Flows From Operating Activities:
Net increase in Net Assets resulting from operations	$24,832,780
Adjustments to Reconcile Net Increase in Net Assets Resulting From Operations to Net Cash Used for Operating Activities:
Purchases of long-term portfolio investments	(279,496,780)
Proceeds from sale of long-term portfolio investments	47,715,935
Proceeds from paydowns of investments	(37,750)
Return of capital from investments	83,609
Net short term investment purchases (net of amortization)	(18,616,861)
Net realized gain on investments	(40,739)
Change in unrealized appreciation/(depreciation) on investments	4,524,379
Net accretion of discounts	(267,781)

Changes in Assets and Liabilities:
(Increase)/Decrease in Assets:
Receivable for securities sold	(35,014)
Due from Adviser (Note 5)	(33,851)
Dividends receivable	(9,306,213)
Interest receivable	(402,707)
Prepaid registration expense	(1,178)
Prepaid credit facility expense	(872,876)
Increase/(Decrease) in Liabilities:
Payable for securities purchased	596,117
Audit fees payable	267,732
Legal fees payable	352,177
Administrative services fees payable	28,629
Transfer agent fees payable	5,912
Interest expense payable (Note 11)	13,768
Accrued expenses and other liabilities	104,362
Net Cash Used for Operating Activities	(230,586,350)

Cash Flows From Financing Activities:
Payable for fund shares repurchased
Proceeds from shares issued	267,762,729
Payment on shares redeemed	(25,757,997)
Cash distributions paid to shareholders, net of reinvestments	(11,673,246)
Net Cash Provided by Financing Activities	230,331,486

Net decrease in cash and restricted cash	(254,864)
Cash and restricted cash at beginning of Year	260,172
Cash and Restricted Cash at End of Year	$5,308

See accompanying notes to consolidated financial statements.

Nomura Alternative Income Fund CONSOLIDATED STATEMENT OF CASH FLOWS (Continued) For the Year Ended March 31, 2026
Supplemental Disclosure:
Non-cash financing activities not included above consists of Reinvestment of distributions	$13,080,532
Federal excise tax expense	11,519
Line of credit expense	256,231
Total	$13,348,282

Supplemental Disclosure of Cash Flow Information:

Reconciliation of Cash and Restricted Cash at the End of Year to the Consolidated Statement of Assets and Liabilities
Cash	$—
Restricted Cash*	$5,308
Cash and Restricted Cash, ending balance	$5,308

____________

*    Restricted cash is subject to legal or contractual restriction by third parties as well as a restriction to withdrawal or use, including restrictions that require the funds to be used for a specified purpose and restrictions that limit the purpose for which the funds can be used.

See accompanying notes to consolidated financial statements.

Nomura Alternative Income Fund CONSOLIDATED FINANCIAL HIGHLIGHTS Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year/Period
	Class I
	Year Ended March 31, 2026		Year Ended March 31, 2025		Year Ended March 31, 2024		Period* Ended March 31, 2023
Net asset value, beginning of year/period	$9.89		$10.01		$10.04		$10.00

Activity from investment operations:
Net investment income(a)	0.95		0.88		0.50		0.04
Net realized and unrealized gain/(loss) on investments	(0.14)		0.01		0.09		(0.00	)(b)
Total from investment operations	0.81		0.89		0.59		0.04

Less distributions from:
Net investment income	(0.98)		(1.01)		(0.52)		—
Net realized gains	—		—		(0.10)		—
Total distributions	(0.98)		(1.01)		(0.62)		—
Net asset value, end of year/period	$9.72		$9.89		$10.01		$10.04
Total return(c)	8.50	%(k)	9.17	%(k)	5.86	%(k)	0.40	%(d)
Net assets, end of year/period (000’s)	$426,202		$174,719		$111,254		$100,412

Ratios and Supplemental Data:
Ratio of gross expenses to average net assets(e)(f)	2.10	%(h)	2.11	%(h)	2.08	%(g)	3.01	%(i)
Ratio of net expenses to average net assets(f)	1.29	%(h)	1.21	%(h)	1.21	%(g)	1.20	%(i)
Ratio of net investment income to average net assets(f)(j)	9.64%		8.84%		4.90%		3.47	%(i)
Portfolio Turnover Rate	17%		15%		11%		0	%(d)

____________

*    The Nomura Alternative Income Fund commenced operations on February 13, 2023.

(a)     Per share amounts calculated using the average daily shares method, which more appropriately presents the per share data for the year/period.

(b)     Amount represents less than $0.005.

(c)     Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The returns would have been lower if certain expenses had not been waived or reimbursed by the Adviser.

(d)     Not Annualized.

(e)     Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)      The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests, including management and performance fees. As of March 31, 2026, the Fund’s underlying investment companies included a range of management fees from 0.25% to 2.00% (unaudited) and performance fees from 7.50% to 20.00% (unaudited).

(g)     Includes line of credit expenses. If this had been excluded, the ratio of gross expenses to average net assets and the ratio of net expenses to average net assets would have been 2.07% and 1.20%, respectively.

(h)     Includes federal tax and line of credit expenses. If this had been excluded, the ratio of gross expenses to average net assets for the years ended March 31, 2026 and March 31, 2025 would have been 2.01% and 2.10%, respectively. For the years ended March 31, 2026 and March 31, 2025, the ratio of net expenses to average net assets would have been 1.20% and 1.20%, respectively.

(i)      Annualized.

(j)      Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by underlying investment companies in which the Fund invests.

(k)     Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to consolidated financial statements.

Nomura Alternative Income Fund NOTES TO CONSOLIDATED FINANCIAL STATEMENTS March 31, 2026

1.     Organization

Nomura Alternative Income Fund (the “Fund”) was organized as a Delaware statutory trust on August 24, 2022 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The primary investment objective of the Fund is to maximize risk-adjusted total return, and the Fund will seek to provide current income as a secondary investment objective. The Fund is managed by Nomura Capital Management LLC (the “Adviser”).

The Fund commenced operations on February 13, 2023. The Fund has been granted exemptive relief (the “Exemptive Relief”) from the Securities and Exchange Commission (the “SEC”) that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. As of March 31, 2026, only Class I Shares were available for purchase. Pursuant to the Exemptive Relief, the Fund may offer Class D Shares and Class A Shares, and may offer additional classes of shares in the future. Please refer to the Fund’s prospectus for additional information.

Consolidation of Subsidiary — The Fund has established two limited liability companies, NAIF Splitter LLC, established on February 28, 2023, and SCFNA, LLC, established on January 16, 2026, (collectively, the “Subsidiaries”), which are wholly owned and controlled by the Fund. The Subsidiaries are each a disregarded entity for tax purposes and established as Limited Liability Companies formed in accordance with the laws of the State of Delaware. The operations of the Subsidiaries have been consolidated with the Fund’s for financial reporting purposes. Accordingly, all inter-company transactions and balances of the Subsidiaries have been eliminated.

2.     SUMMARY OF Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Adopted Accounting Standards — The Fund adopted FASB ASU 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures, which requires a public entity to make enhanced disclosures about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). The Fund’s Vice President acts as the CODM. Adoption of the new standard impacted consolidated financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets resulting from operations, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s consolidated financial statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

The Fund adopted FASB ASU 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures (“ASU 2023-09”), which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in ASU 2023-09 are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. The Fund’s adoption of ASU 2023-09 did not have a material impact on the Fund’s consolidated financial statements.

Nomura Alternative Income Fund NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) March 31, 2026

Fund Valuation — The Fund’s net asset value (“NAV”) per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund by the total number of shares outstanding. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the NAV of the shares.

Restricted Securities — Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Fund’s Board of Trustees (the “Board” and the members thereof, “Trustees”). The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Board. The Portfolio Funds (as defined in Note 3) generally are restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years.

Futures — The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. To manage equity price risk, the Fund may enter into futures contracts. Upon entering a futures contract with a broker, the Fund deposits a “cash deposit” with the broker as recorded in the accompanying Consolidated Statements of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. There were no futures contracts outstanding as of March 31, 2026 and the Fund did not transact in futures contracts during the year ended March 31, 2026.

Cash and Cash Equivalents — The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (the “FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Security Transactions and Investment Income — Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes — The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s September 30, 2023 and September 30, 2024 returns or expected to be taken in the Fund’s September 30, 2025 year-end tax return. Generally, tax authorities can examine tax returns filed for the last three tax years. The Fund identifies its major tax jurisdictions as U.S. Federal, state, local and foreign, where applicable. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the tax year ended September 30, 2025, the Fund did not incur any interest or penalties.

Distributions to Shareholders — Distributions from investment income are declared and recorded on a daily basis and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Nomura Alternative Income Fund NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) March 31, 2026

Indemnification — The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.     FAIR VALUE OF INVESTMENTS

Security Valuation — The Board has designated the Adviser as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act, to perform the fair value determination relating to any and all Fund investments, subject to the conditions and oversight requirements described in the Fund’s Fair Valuation of Investments Policy. In furtherance of its duties as valuation designee, the Adviser has formed a valuation committee (the “Valuation Committee”), to perform fair value determinations and oversee the day-to-day functions related to the fair valuation of the Fund’s investments. The Valuation Committee may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in its discussions and deliberations.

Investments in securities that are listed on the New York Stock Exchange (“NYSE”) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

The Fund invests in loans and other securities that are not publicly traded and for which no market-based price quotation is available. As a general matter, to value the Fund’s investments, the Adviser uses current market values when available, and otherwise value the Fund’s investments with fair value methodologies that the Adviser believes to be consistent with those used by the Fund for valuing its investments. These fair value calculations involve significant professional judgment by the Adviser in the application of both observable and unobservable attributes, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of an investment. Likewise, there can be no assurance that the Fund will be able to purchase or sell an investment at the fair value price used to calculate the Fund’s NAV.

Securities that are not publicly traded or whose market prices are not readily available will initially be valued at acquisition cost until a fair value is determined by the Adviser in good faith pursuant to the valuation policies adopted by the Adviser and approved by the Board. An independent, third-party valuation firm may review the Fund’s Level 3 investments. The Adviser and independent valuation firm(s) use a variety of approaches to establish the fair value of these investments in good faith. In the interim between third-party evaluations, the Adviser monitors these investments on a daily basis and the Valuation Committee reviews each Level 3 investment on a monthly basis as set forth in the procedures adopted by Adviser and approved by the Board.

Private investment companies in which the Fund invests its assets (collectively, “Private Investment Funds” and, together with publicly traded mutual funds (including money market funds), business development companies, closed-end funds, exchange-traded funds (“ETFs”), and other registered investment companies, “Portfolio Funds”) are generally valued based on the latest NAV reported by such Private Investment Fund’s investment manager (the “Private Fund Manager”). New purchases of Private Investment Funds may be valued at acquisition cost initially until a NAV is provided by the Adviser. If the NAV of an investment in a Private Investment Fund is not available at the time the Fund is calculating its NAV, the Valuation Committee will consider any cash flows since the reference date of the last NAV reported by the Private Fund Manager by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the last NAV reported by the Private Fund Manager.

Nomura Alternative Income Fund NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) March 31, 2026

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 — Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2026 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Investments Valued Using Practical Expedient	Total
Loans	$—	$—	$75,889,864	$—	$75,889,864
Collateralized Loan Obligations	—	4,104,551	—	—	4,104,551
Collateralized Mortgage Obligations	—	1,688,192	—	—	1,688,192
Bespoke Investment Vehicles	—	—	8,635,518	43,956,802	52,592,320
Investment Partnerships	—	—	—	244,663,004	244,663,004
Business Development Company	—	—	—	11,865,684	11,865,684
Preferred Stock	—	—	—	—	—
Warrants	—	—	—	—	—
Short-Term Investment	26,550,850	—	—	—	26,550,850
Total	$26,550,850	$5,792,743	$84,525,382	$300,485,490	$417,354,465

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	Loans	Bespoke Investment Vehicles	Warrants	Total
Beginning Balance as of March 31, 2025	$43,952,946	$5,717,108	$—	$49,670,054
Total realized gain/(loss)/Paydowns	(9,992,413)	(451,095)	—	(10,443,508)
Change in Unrealized Appreciation/(Depreciation)	(6,064,353)	44,533	(124,538)	(6,144,358)
Purchases or Contributions	57,385,608	4,408,600	124,538	61,918,746
Sales or Distributions	(9,660,603)	(1,083,628)	—	(10,744,231)
Amortization	268,679	—	—	268,679
Transfers out of Level 3 during the period	—	—	—	—
Ending Balance as of March 31, 2026	$75,889,864	$8,635,518	$—	$84,525,382

Nomura Alternative Income Fund NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) March 31, 2026

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2026:

Level 3 Investments*	Fair Value as of March 31, 2026	Valuation Technique	Unobservable Inputs	Range of Inputs(a)	Weighted Average	Impact to Valuation from an Increase in Input
Bespoke Investment Vehicles	$4,518,438	Income Approach	Discount Margin	0.55%-1.55%	1.05%	Decrease
Bespoke Investment Vehicles	2,117,080	Market Approach	Net Proceeds	19,743-20,380	20,061	Increase
Bespoke Investment Vehicles	2,000,000	Transaction Price	N/A	N/A	N/A	N/A
Loans	25,785,038	Income Approach	Discount Margin	3.53%-21.78%	9.93%	Decrease
Loans	22,219,605	Income Approach	Discount Rate	6.48%-31.00%	12.90%	Decrease
Loans	9,010,175	Income Approach	Market Yield	5.73%-25.00%	11.43%	Increase
Loans	2,315,221	Income Approach	Multiple	0.63x-0.88x	0.75x	Increase
Loans	16,559,825	Transaction Price	N/A	N/A	N/A	N/A
Preferred Stock	—	Market Approach	Multiple	0.63x-0.75x	0.88x	Increase
Warrants	—	Market Approach	Multiple	0.63x-0.75x	0.88x	Increase
	84,525,382

____________

(a)     A range is not presented for categories with one investment.

*    Refer to the Consolidated Schedule of Investments for classifications of individual securities.

The following is the fair value measurement of investments that are measured at fair value using the Fund’s pro rata NAV (or its equivalent) as a practical expedient:

Portfolio Fund	Fair Value	Unfunded Commitments	Redemption Frequency	Notice Period
ACORE Credit Partners II, LP	$9,317,942	$5,437,571	N/A	N/A
AG Asset Based Credit Fund, L.P.	19,612,997	2,000,000	N/A	N/A
Alcova Capital Yield Premium Fund, L.P.	5,997,172	—	Daily	90 Days
Altriarch Specialty Finance Fund, LP	9,362,613	—	Annually	90 Days
Bastion Funding V L.P.	2,993,364	—	Quarterly	N/A
Blue Owl A4 Evergreen (Cayman) L.P.	10,121,038	5,491,789	N/A	N/A
BSOF SRT Parallel Onshore Fund L.P. — Class SRT Enhanced Interests (Series 5)	3,224,664	1,775,336	Annually	90 Days
Callodine Perpetual ABL Fund, LP	4,697,255	250,000	Quarterly	N/A
Cedar Holdings (Offshore) L.P. — Senior Preferred	5,946,994	2,192,614	N/A	N/A
Cedar Holdings (Offshore) L.P. — Subordinate Common	2,562,703	—	N/A	N/A
Clear Haven Ultra Short Investment Grade Bond Fund, L.P.	1,497,693	—	Monthly	2 Weeks
Crescent Cove Opportunity Fund, L.P.	9,902,924	—	N/A	N/A
Crestline Opportunity Fund V Offshore TE/SWF, L.P.	3,133,653	2,256,512	N/A	N/A
Dawson Portfolio Finance Evergreen L.P.	16,827,338	—	Quarterly	60 Days
Eagle Point Co-Invest II L.P.	471,252	4,525,500	Quarterly	90 Days
Eagle Point Enhanced Income Fund L.P.	7,952,367	—	Quarterly	90 Days
Eldridge Senior Credit Strategies Fund XIV, L.P.	19,156,165	—	Quarterly	90 Days
Enhanced Mortgage Funding, LLC	12,459,832	—	N/A	N/A
Evolution Credit Partners Trade Finance Offshore	10,259,953	—	Quarterly	90 Days
Fair State Mortgage Holdings, LLC	14,004,148	—	N/A	N/A
Fairbridge Partners L.P.	2,456,546	—	Quarterly	90 Days
HarbourView Royalties Parallel Fund I, L.P.	10,226,418	62,687	N/A	N/A

Nomura Alternative Income Fund NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) March 31, 2026
Portfolio Fund	Fair Value	Unfunded Commitments	Redemption Frequency	Notice Period
Kennedy Lewis Residential Property Income Company L.P.	$7,759,038	$261,750	Quarterly	N/A
Kerberos Capital Fund III — Feeder L.P.	8,118,819	—	N/A	N/A
Mavik Special Opportunities VS2 Co-Investment A, L.P.	7,293,439	2,808,912	N/A	N/A
Medalist Partners Asset Based Private Credit Fund III LP Onshore Feeder, L.P., Class B	19,624,285	—	Annually	180 Days
Mesirow Specialty Finance Fund VII, L.P.	495,979	500,000	Quarterly	90 Days
Post Road Real Estate Credit Opportunities Fund L.P.	16,154,157	4,092,085	N/A	N/A
Rivers Investments, LLC	837,332	4,160,516	Annually	90 Days
Rivonia Road Fund LP	9,145,280	—	Semi-Annually	90 Days
Saluda Grade Income Fund L.P.	11,131,620	—	Quarterly	60 Days
SHC Credit Opportunities Fund II L.P.	5,003,952	10,000,000	N/A	N/A
Siguler Guff Tactical Credit Evergreen Fund, L.P.	9,493,522	10,500,000	Semi-Annually	90 Days
Sound Point Discovery Fund LLC	1,511,578	—	Quarterly	60 Days
SP Technology Payments II, LLC	1,218,434	205,993	Quarterly	90 Days
Stone Point Credit Income Fund	11,865,684	—	Quarterly	N/A
The Varde CRE Lending Fund, L.P.	8,647,340	—	Quarterly	90 Days
	$300,485,490	$56,521,265

The organizational documents of the Private Investment Funds typically have set redemption schedules and notification requirements. As such, the Redemption Frequency column above reflects the frequency in which the Private Investment Fund accepts redemption requests and the Notice Period column reflects the number of days of advanced notice required. While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested.

4.     CONTINGENCIES AND COMMITMENTS

As of March 31, 2026, the Fund had unfunded commitments and/or contingencies as follows:

Portfolio Fund	Fair Value	Unfunded Commitments
Investments valued at NAV as practical expedient*	$300,485,490	$56,521,265
151 Fields Owner LLC	454,935	2,016,566
IHC California LLC & Iron Horse Credit LLC	477,263	241,691
Siguler Guff Straine Dental Holdings, LLC — First Lien Delay Draw	27,977	998,412
	$301,445,665	$59,777,934

____________

*    See Note 3 for investments valued at NAV as a practical expedient.

Typically, when the Fund invests in a Private Investment Fund, it makes a binding commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once, or over time through a series of capital calls at the discretion of the general partner. As such, the unfunded commitments column above reflects the remaining amount of the Fund’s commitments to be called by the general partner of the Private Investment Fund. As of March 31, 2026, the Fund reasonably believes its assets will provide adequate cover to satisfy all its unfunded commitments.

5.     INVESTMENT MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Investment Management Fees — Pursuant to an investment management agreement with the Fund (as amended, the “Investment Management Agreement”), the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for these services and the related expenses borne by the Adviser, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement a base management fee (the “Management Fee”). The Management Fee is calculated and payable monthly in arrears at the annual rate of 0.95% of the Fund’s average daily net assets. During the year ended March 31, 2026, the Fund allocated Management Fees are reported on the Consolidated Statement of Operations.

Nomura Alternative Income Fund NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) March 31, 2026

Prior to March 2, 2026, the Adviser was also entitled to receive an incentive fee, if earned, which was calculated and payable quarterly in arrears based upon the Fund’s “Pre-Incentive Fee Net Investment Income” (as defined below) for the immediately preceding quarter, and was calculated as follows:

•        No incentive fee was payable in any fiscal quarter in which the Pre-Incentive Fee Net Investment Income attributable to the Class did not exceed a quarterly return of 1.50% per quarter based on the Class’s average daily net assets (calculated in accordance with GAAP) (the “Quarterly Return”).

•        All Pre-Incentive Fee Net Investment Income attributable to the Class (if any) that exceeded the Quarterly Return, but was less than or equal to 1.765% of the average daily net assets of that Class (calculated in accordance with GAAP) for the fiscal quarter was payable to the Adviser.

•        For any fiscal quarter in which Pre-Incentive Fee Net Investment Income attributable to the Class exceeded 1.765% of the Class’s average daily net assets (calculated in accordance with GAAP), the Incentive Fee with respect to that Class would equal 15% of Pre-Incentive Fee Net Investment Income attributable to the Class.

“Pre-Incentive Fee Net Investment Income” for a Class was defined as interest income, dividend income and any other income accrued (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund received from an investment) during the fiscal quarter and allocated to the Class, minus the Class’s operating expenses for the quarter and the distribution and/or shareholder servicing fees (if any) applicable to the Class accrued during the quarter. For such purposes, the Fund’s operating expenses included the Management Fee but excluded the Incentive Fee. Pre-Incentive Fee Net Investment Income did not include income earned on short-term investments or investments in underlying Private Investment Funds but did include income on investments in all other Portfolio Funds. For the year ended March 31, 2026, the Fund has not accrued or paid an incentive fee, and as of March 2, 2026, the Adviser no longer changes an Incentive Fee.

The Adviser has entered into an expense limitation and reimbursement agreement with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, fees and interest payments on borrowed funds, distribution and servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), the Incentive Fee, expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed 1.20% of the average daily net assets of Class I Shares (the “Expense Limit”) at least until July 28, 2026. For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver and any then-existing expense limit.

During the year ended March 31, 2026, the Adviser waived fees in the amount of $2,458,097.

Cumulative waivers and expense reimbursements subject to the aforementioned recoupment will expire on March 31 of the following years:

2027	$905,952
2028	$1,180,714
2029	$2,458,097

During the year ended March 31, 2026, $233,524 of previously waived fees expired unrecouped.

PINE Advisors LLC (“PINE”) — PINE provides compliance and treasury services to the Fund pursuant to service agreements. In consideration for these services and as disclosed in the Consolidated Statement of Operations, PINE is paid a monthly fee out of the assets of the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses.

Ultimus Fund Solutions, LLC (“UFS”) — UFS provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to separate servicing agreements with UFS and as disclosed in the Consolidated Statement of Operations, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of UFS and are not paid any fees directly by the Fund for servicing in such capacities.

Nomura Alternative Income Fund NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) March 31, 2026

Blu Giant, LLC (“Blu Giant”) — Blu Giant, an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Foreside Financial Services, LLC (“Distributor”) — Under a distribution agreement with the Fund (the “Distribution Agreement”), the Distributor acts as the agent of the Fund in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best-efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser typically enter into such agreements alongside the Distributor. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

During the year ended March 31, 2026, the Fund did not pay distribution related charges pursuant to the Distribution Agreement.

6.     Investment Transactions

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended March 31, 2026, was as follows:

	Purchases	Sales
Non-U.S. Government Securities	$279,496,780	$44,814,587
U.S. Government Securities	—	2,901,348
Total	$279,496,780	$47,715,935

7.     RISK FACTORS

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. The following list is not intended to be a comprehensive listing of all the potential risks associated with the Fund. The Fund’s prospectus provides further details regarding the Fund’s risks and considerations.

Liquidity Risk; Repurchase Offers — The Fund is a closed-end investment company structured as an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during in the particular repurchase offer.

Investment and Market Risk — An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund also represents an indirect investment in any Portfolio Funds. The value of the Fund or a Portfolio Fund, like other market investments, may move up or down, sometimes rapidly and unpredictably, and an investment in the Fund at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Portfolio Fund Risk — The Fund will incur higher and duplicative expenses, including advisory fees, when it invests in shares of Portfolio Funds. There is also the risk that the Fund may suffer losses due to the investment practices of the Portfolio Funds (such as the use of derivatives).To the extent the Fund invests in ETFs or closed-end funds, such investments may trade at a premium or discount to their NAV, and there can be no assurance that any such discount will decrease over time.

Nomura Alternative Income Fund NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) March 31, 2026

Private Investment Fund Risk — The Fund may invest in Private Investment Funds that are not registered as investment companies. As a result, the Fund as an investor in these funds would not have the benefit of certain protections afforded to investors in registered investment companies. The Fund may not have the same amount of information about the identity, value, or performance of the Private Investment Funds’ investments as such Private Investment Funds’ managers. Investments in Private Investment Funds generally will be illiquid and generally may not be transferred without the consent of the fund. The Fund will bear its proportionate share of the management fees and other expenses that are charged by a Private Investment Fund in addition to the management fees and other expenses paid by the Fund.

Debt Securities Risk — Debt and debt-related securities involve several key risks. Credit risk is the risk that an issuer will fail to make principal and interest payments when due; adverse changes in an issuer’s financial condition or general economic conditions may result in defaults and declines in debt value, adversely affecting the Fund’s (or a Portfolio Fund’s) returns. Interest rate risk refers to the decline in debt security values when interest rates rise. Prepayment risk arises when a debtor pays its obligation early, reducing interest payments. These risks may cause the Fund’s (or an Portfolio Fund’s) share price and total return to decline or fluctuate more than other investment types. Investing in real estate debt entails additional risks, including credit, liquidity, interest rate, market, operations, structural, geographical concentration, and legal risks.

Valuation Risk — Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for many of the Fund’s (or certain Portfolio Funds’) investments to trade. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may result in more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund (or Portfolio Fund). As a result, the Fund (or Portfolio Fund) may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund (or Portfolio Fund) is less than the value of such loans or fixed-income instruments carried on the Fund’s (or Portfolio Fund’s) books.

Shareholders should recognize that valuations of illiquid assets involve various judgments and consideration of factors that may be subjective. As a result, the NAV of the Fund (or Portfolio Fund), as determined based on the fair value of its investments, may vary from the amount ultimately received by the Fund (or Portfolio Fund) from its investments. This could adversely affect shareholders whose shares are repurchased as well as new shareholders and remaining shareholders.

8.     CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates a presumption of control of the Fund under section 2(a)(9) of the 1940 Act. As of March 31, 2026, Nomura Holding America Inc. held 26.5% of the Fund and Charles Schwab & Co. held 38.1% of the Fund, and both may be deemed to control the Fund.

9.     TAX BASIS INFORMATION

The Fund has selected a tax year end of September 30. The Fund has elected to be treated as a registered investment company (“RIC”) for U.S. federal income tax purposes and expects each year to continue to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year.

To avoid imposition of the excise tax applicable to RICs, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Fund’s tax year end is September 30, 2025, as such, the information in this section is as of the Fund’s tax year end.

Nomura Alternative Income Fund NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) March 31, 2026

The tax character of fund distributions paid for the tax years ended September 30, 2025 and September 30, 2024 were as follows:

	Year Ended September 30, 2025	Year Ended September 30, 2024
Ordinary Income	$17,353,775	$10,866,420
Long-Term Capital Gain	—	22,624
	$17,353,775	$10,889,044

The following information is computed on a tax basis for each item as of September 30, 2025:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Post October Loss and Late Year Loss	Capital Loss Carry Forwards	Distributions Payable	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings/ (Accumulated Deficit)
$—	$—	$—	$(90,843)	$(3,207,604)	$2,621,345	$(677,102)

The difference between book basis and tax basis undistributed net investment income and unrealized appreciation(depreciation) from investments is primarily attributable to the tax adjustments for partnerships and accrued Fund dividends payable.

Permanent book and tax differences, primarily attributable to non-deductible expenses and the Fund’s taxable over-distribution, resulted in reclassifications for the tax period ended September 30, 2025 and had no effect on operations or net assets. The reclassifications were as follows:

Paid In Capital	Accumulated Deficit
$(1,419,252)	$1,419,252

These reclassifications had no effects on net assets.

The following information is computed on a tax basis for each item as of March 31, 2026:

The tax cost and unrealized appreciation (depreciation) for the tax period-ended September 30, 2025, adjusted for March 31, 2026 activity, were as follows:

Cost for Federal Tax purposes	$416,361,744
Unrealized Appreciation	$11,079,082
Unrealized Depreciation	(10,086,361)
Tax Net Unrealized Appreciation	992,721

10.   REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at NAV, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

Nomura Alternative Income Fund NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) March 31, 2026

During the year ended March 31, 2026, the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of its issued and outstanding Fund shares at a price equal to the NAV as of the Repurchase Pricing Date. The results of the completed repurchase offers were as follows:

	Commencement Date	Repurchase Request Deadline	Repurchase Pricing Date	Net Asset Value as of Repurchase Offer Date	Amount Repurchased	Percentage of Outstanding Shares Repurchased
Repurchase Offer #1	April 23, 2025	May 23, 2025	May 23, 2025	$9.88	$1,780,537	0.83%
Repurchase Offer #2	July 23, 2025	August 22, 2025	August 22, 2025	$9.86	$797,170	0.30%
Repurchase Offer #3	October 23, 2025	November 21, 2025	November 21, 2025	$9.74	$16,480,720	4.53%
Repurchase Offer #4	January 27, 2026	February 20, 2026	February 20, 2026	$9.80	$6,699,570	1.60%

11.   CREDIT FACILITY

On July 11, 2023, the Fund entered into a secured, revolving line of credit facility with U.S. Bank National Association (the “Credit Facility”). The Fund may borrow an amount up to the lesser of the Credit Facility maximum commitment financing of $10,000,000 or one-third of the gross market value of the unencumbered assets of the Fund. The interest rate on borrowings from the Credit Facility is calculated at a rate per annum equal to the prime rate and is payable monthly in arrears. During the year ended March 31, 2026, the Fund did not borrow from the Credit Facility or pay any interest. The Fund terminated the agreement with the Credit Facility on February 13, 2026.

On February 27, 2026, the Fund entered into a 36-month initial term agreement to a secured revolving credit facility with City National Bank of Florida (“CNB Facility”) subject to the limitations of the 1940 Act for borrowings. The CNB Facility permits the Fund to borrow an aggregate initial principal amount of $60,000,000, with uncommitted accordion options, up to a maximum facility amount of $75,000,000. Each loan shall bear interest at 1M CME SOFR plus 3.00%. The CNB Facility also has an unused fee equal 0.15% per annum on the daily unused portion if utilization is greater than 50% of the aggregate commitment and 0.25% per annum on the daily unused portion if utilization is less than or equal to 50% of the aggregate commitment. The Fund is amortizing debt issuance costs of $900,000, over a three-year period ending February 26, 2029. The Fund amortized $27,123 of issuance costs during the period ended March 31, 2026.

There are no outstanding borrowings under the CNB Facility as of March 31, 2026. The Fund did not borrow from the CNB Facility during the period ended March 31, 2026. The Fund incurred $13,768 of interest expense related to the unused portion of the commitment.

During the year ended March 31, 2026, the Fund incurred $215,340 of expenses related to the credit facilities.

12.   SUBSEQUENT EVENTS

Events subsequent to the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the consolidated financial statements except for the following:

On May 19, 2026, the Board, upon the recommendation of the Adviser, approved a change in the Fund’s custodian. UMB Bank, n.a. will serve as the custodian of the Fund.

Nomura Alternative Income Fund REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM March 31, 2026

To the Shareholders and Board of Trustees of

Nomura Alternative Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Nomura Alternative Income Fund (the “Fund”) as of March 31, 2026, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended and for the period February 13, 2023 (commencement of operations) through March 31, 2023, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period February 13, 2023 through March 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian and private issuers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

May 29, 2026

Nomura Alternative Income Fund SUPPLEMENTAL INFORMATION (Unaudited) March 31, 2026

Terms and Conditions of Dividend Reinvestment Plan

Holders of shares of beneficial interests (the “Shares”) of Nomura Alternative Income Fund (the “Fund”) who participate (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) are advised as follows:

1.     Enrollment of Participants.    Each holder of Shares (a “Shareholder”) will automatically be a Participant, subject to the ability to “opt-out” of the Plan. A Shareholder whose Shares are registered in the name of a nominee (such as an intermediary firm through which the Shareholder acquired Shares (an “Intermediary”)) must contact the nominee regarding the Shareholder’s status under the Plan.

2.     The Plan Administrator.    The Fund’s administrator (the “Administrator”) will act as Administrator for each Participant. The Administrator or its delegee administrator will open an account for each Participant under the Plan in the same name as the one in which his, her or its outstanding Shares are registered.

3.     Cash Option.    The Fund will declare all income dividends and/or capital gains distributions (collectively, “Distributions”) payable in Shares (or, as discussed below, at the option of Shareholders solely upon an affirmative election, in cash). To the extent that a Participant reinvests Distributions in additional Shares, the Participant will receive an amount of Shares of the Fund equal to the amount of the Distribution on that Participant’s Shares divided by the net asset value per Share (“NAV”) of the Fund that is used for the daily closing date immediately preceding such distribution payment date. Notwithstanding the foregoing, the Fund, in its sole discretion, may elect to provide Participants with an amount of Shares of the Fund equal to the amount of the Distribution on that Participant’s Shares divided by 95% of the NAV of the Fund that is used for the daily closing date immediately preceding such distribution payment date.

A Participant wishing to receive cash must affirmatively elect to receive both income dividends and capital gain distributions, if any, in cash. A Participant holding Shares through an Intermediary may elect to receive cash by notifying the Intermediary (who should be directed to inform the Fund). A Shareholder is free to change this election at any time. However, a Shareholder must request to change its election no less than 60 days prior to the record date of the distribution for the change to be effective for such distribution. If the request is made within 60 days prior to the record date of the distribution, the change will not be effective for such distribution but will be effective as to subsequent distributions.

4.     Valuation.    For purposes of the Plan, the Fund’s NAV shall be the NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend).

5.     Recordkeeping.    The Administrator will reflect each Participant’s Shares acquired pursuant to the Plan together with the Shares of other Shareholders of the Fund acquired pursuant to the Plan in noncertificated form. Each Participant will be sent a confirmation by the Administrator of each acquisition made for his, her or its account as soon as practicable, but not later than 60 days after the date thereof. Distributions on fractional Shares will be credited to each Participant’s account to three decimal places. In the event of termination of a Participant’s account under the Plan, the Administrator will adjust for any such undivided fractional interest in cash at the NAV of Shares at the time of termination.

Any Distributions of Shares or split Shares distributed by the Fund on Shares held by the Administrator for Participants will be credited to their accounts.

6.     Fees.    The Administrator’s service fee, if any, for administering the Plan will be paid by the Fund.

7.     Termination of the Plan.    The Plan may be terminated by the Fund at any time upon written notice to the Participants.

8.     Amendment of the Plan.    These terms and conditions may be amended by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by sending written notice to the Participants at least 30 days prior to the effective date thereof.

9.     Applicable Law.    These terms and conditions shall be governed by the laws of the State of Delaware.

Adopted:    January 30, 2023

Nomura Alternative Income Fund SUPPLEMENTAL INFORMATION (Unaudited) (Continued) March 31, 2026

The Board has overall responsibility for management of the Fund’s affairs. The Trustees serve during the lifetime of the Fund and until its termination, or until death, resignation, retirement, or replacement. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The Trustees and the Fund’s officers and their biographical information as of March 31, 2026 is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board, and is available without charge, upon request, by calling the Fund at 833-836-0206.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth	Positions(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Katherine Q. Rosa Year of Birth: (1970) c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Trustee	Since Inception	Managing Director, VSV Management LLC (since 2021); Managing Director and Global Head of Alternative Investments, J.P. Morgan Securities Inc. (2017-2020).	1	Director, Social Leverage Acquisition Corp I (2021-2024).
Michael Falcon Year of Birth: (1962) c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Trustee and Chairman	Since Inception	Chief Executive Officer, Eagle Capital Management, LLC (since 2023); Sole Member, 29 Feathers LLC (since 2022); Chairman and Chief Executive Officer, Jackson Financial, Inc. (2019-2021); and Group Executive Committee, Prudential PLC (2019-2021).	1	Jackson National Life et al (2019-2021).
David Brigstocke Year of Birth: (1953) c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Trustee	Since Inception	Principal, DBrigstocke LLC (2018-2023).	1	iNED, Franklin Templeton Fund Management Ltd. (since 2019).

____________

*    The fund complex consists of the Fund.

Nomura Alternative Income Fund SUPPLEMENTAL INFORMATION (Unaudited) (Continued) March 31, 2026

INTERESTED TRUSTEES AND OFFICERS

Name, Address and Year of Birth	Positions(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Robert Stark Year of Birth: (1976) c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	President and Trustee	Since Inception	Chief Executive Officer, Nomura Capital Management LLC (since 2022); Founder and CEO, Alterum Capital Partners LLC (2021-2022); Executive Committee Member, FS Investments (2018-2021).	1	American Century Investments (since 2023).
Matthew Pallai Year of Birth: (1979) c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Vice President	Since June 2024

Chief Investment Officer, Nomura Capital Management LLC (since 2022); Co-Founder & Chief Investment Officer, Alterum Capital Partners LLC (2021-2022); Head of Multi-Asset Solutions, Harbor Capital Advisors (2020-2021); Manager/Head of Advisory Portfolio Solutions Investment Team, JPMorgan Asset Management (2019-2020).

				N/A	N/A
Matthew Nelson Year of Birth: (1981) c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Vice President	Since June 2024	Chief Operations Officer, Nomura Capital Management LLC (since 2022); Director, Data Advisory Services, Invesco (2018-2022).	N/A	N/A
Madeline Arment Year of Birth: (1989) c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Treasurer, Principal Financial Officer/Principal Accounting Officer	Since Inception	Director, PINE Advisors LLC (since 2022); Fund Controller, ALPS Fund Services, Inc., (2018-2022).	N/A	N/A

Nomura Alternative Income Fund SUPPLEMENTAL INFORMATION (Unaudited) (Continued) March 31, 2026
Name, Address and Year of Birth	Positions(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Laura Szalyga Year of Birth: (1978) c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Assistant Treasurer	Since Inception	Vice President, Ultimus Fund Solutions, LLC (since 2015).	N/A	N/A
Katherine Peña Year of Birth: (1977) c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Secretary	Since Inception	In-house counsel, Nomura Holding America Inc. (since 2021); Associate, Michelman & Robinson, LLP (2018-2021).	N/A	N/A
Timothy Burdick Year of Birth: (1986) c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	Assistant Secretary	Since Inception

Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (2023-present); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022-2023); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019-2022).

				N/A	N/A
Amy E. Siefer Year of Birth: (1977) c/o Ultimus Fund Solutions, LLC 46707 Cincinnati, OH 45246	Chief Compliance Officer	Since September 2024	Director of PINE Advisors LLC (since 2024); Vice President, Citi Fund Services (2012-2024).	N/A	N/A

____________

*    The fund complex consists of the Fund.

PRIVACY NOTICE
FACTS	WHAT DOES THE NOMURA ALTERNATIVE INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depends on the product or service you have with us. This information can include:
• Name, Address, Social Security number
• Proprietary information regarding your beneficiaries
• Information regarding your earned wages and other sources of income
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Nomura Alternative Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates to support everyday business functions — information about your transactions supported by law	Yes	No
For our affiliates’ everyday business purposes — Information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

PRIVACY NOTICE

Questions?      Call us at: 833-836-0206

Who are we
Who is providing this notice?	Nomura Alternative Income Fund
What we do
How does Nomura Alternative Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Why does Nomura Alternative Income Fund collect my personal information?

We collect your personal information, for example

•   To know investors’ identities and thereby prevent unauthorized access to confidential information;

•  To design and improve the products and services we offer to investors;

•  To comply with the laws and regulations that govern us.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes — information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Nomura Alternative Income Fund has affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Nomura Alternative Income Fund does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Nomura Alternative Income Fund doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-910-4232 or by referring to the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to Form N-PORT. Form N-PORT are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-910-4232.

INVESTMENT MANAGER

Nomura Capital Management LLC

Worldwide Plaza, 309 West 49th Street

New York, New York 10019-7316

ADMINISTRATOR, ACCOUNTING
AND TRANSFER AGENT

Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Cohen & Company Ltd.

1835 Market St., Suite 310

Philadelphia, PA 19103

LEGAL COUNSEL

Faegre Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103

CUSTODIAN

U.S. Bank, N.A.

1555 N. Rivercenter Drive, Suite 302

Milwaukee, WI 53212

INDEPENDENT TRUSTEES

Katherine Q. Rosa

Michael Falcon

David Brigstocke

PRESIDENT AND INTERESTED TRUSTEE

Robert Stark

PRINCIPAL FINANCIAL OFFICER AND TREASURER

Madeline Arment

CHIEF COMPLIANCE OFFICER

Amy E. Siefer

Nomura-AR26

(b)	Not applicable.

ITEM 2. CODE OF ETHICS.

(a)            As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)          Not applicable.

(c)           During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)           During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)            Not applicable.

(f)            A copy of the Code of Ethics is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) The registrant’s board of trustees has determined that Mr. David Brigstocke and Mr. Michael Falcon are audit committee financial experts serving on its audit committee and that they are “independent,” as defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $80,000 and $200,000* with respect to the registrant’s March 31, 2025 and March 31, 2026 fiscal year ends, respectively.

*Value is estimated as of March 31, 2026.

(b)	Audit-Related Fees

No fees were billed during the fiscal years ended March 31, 2025 or March 31, 2026 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $26,785 and $30,000* with respect to the registrant’s fiscal years ended March 31, 2025 and March 31, 2026, respectively. The services comprising these fees were for the preparation of federal and state income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of federal excise tax returns.

*Value is estimated as of March 31, 2026.

(d)	All Other Fees

No other fees were billed during the fiscal years ended March 31, 2025 or March 31, 2026 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1)	Audit Committee’s Pre-Approval Policies

The registrant’s audit committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s audit committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

(2)	Percentages of Services Approved by the Audit Committee

No services described in paragraphs (b) through (d) of Item 4 of this report were approved or required to be approved by the Fund’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            None.

(g)           None.

(h)           The registrant’s audit committee has considered whether the provision of non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)           Not applicable.

(j)           Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The registrant’s schedule of investments in unaffiliated issuers as of the close of the reporting period is included in the Financial Statements under Item 1(a) of this form.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Nomura Capital Management LLC's (NCM) Proxy Voting Policy, effective June 3, 2025, establishes that when clients delegate proxy voting authority to NCM, the firm acts as a fiduciary agent obligated to vote proxies solely in clients' best interests to enhance the economic value of their securities holdings. The policy outlines procedures whereby the Operations Group coordinates ballot receipt and delivery while a Responsible Investment Person determines voting decisions, generally supporting routine corporate proposals such as director elections, auditor selections, and stock reclassifications. NCM may refrain from voting in certain circumstances, including for non-U.S. companies where practical barriers exist or for securities on loan, and maintains protocols to identify and address material conflicts of interest between the firm and its clients—including potential disclosure to clients or allowing clients to vote directly. The firm retains all required records (proxy statements, voting records, and decision documentation) in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940 and discloses its proxy voting practices through Form ADV Part 2A.

The proxy voting policies and procedures of the Fund are attached hereto as an exhibit.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of filing this report:

Matthew Pallai. Matthew Pallai is Chief Investment Officer (“CIO”) of Nomura Capital Management LLC (“NCM” or “Investment Manager”) and has served as a portfolio manager of the Fund since its inception. Mr. Pallai joined NCM in April 2022. Mr. Pallai has over two decades of financial services industry experience. Before joining Nomura, he was a Co-founder and CIO of Alterum Capital Partners LLC, a private credit focused investment management business. Prior to co-founding Alterum Capital Partners, he was an Executive Vice President at Harbor Capital Advisers, where, as Head of Multi Asset Solutions, he led the build-out of a new team and investment capability and served as a member of the Management Committee. Mr. Pallai began his career and spent 17 years at J.P. Morgan Asset Management as a portfolio manager focused on security selection, global market dynamics, asset allocation, and portfolio construction on a range of strategies across Securitized Products, Multi-Sector Fixed Income, and Multi Asset Solutions - most recently serving as a co-manager on a suite of Multi Asset Income strategies and Head of the Advisory Portfolio Solutions investment team. Before moving into the Multi-Asset space, Mr. Pallai was a portfolio manager in the Global Fixed Income, Currency & Commodity group, co-managing a suite of Multi Sector Unconstrained Fixed Income portfolios (income oriented, total return, and absolute return), and had lead responsibility for the securitized products investments within these strategies. Previously, he held portfolio management positions on both the Agency and Non-Agency Mortgage (RMBS) Teams. Mr. Pallai holds a Bachelor of Arts in mathematics from Boston College and a Master of Arts in economics from New York University.

Ashu Pal. Ashu Pal is Head of Portfolio Management at NCM and a member of the Investment Committee. Mr. Pal leads the Fund’s investment strategy, portfolio construction, asset allocation and manages a team of two. Mr. Pal has over two decades experience in private credit and structured debt. Before joining Nomura in 2025, he was a Senior Portfolio Manager at the Maryland State Retirement and Pension System where he has played a pivotal role in building out the plan’s private and liquid credit investments platform. Since internalizing portfolio execution in 2019, the Maryland public and private markets investments under the purview of Mr. Pal consistently garnered top quartile performance. Prior to joining Maryland in 2019, Mr. Pal held stints at Citigroup, the Asian Development Bank, and a proprietary credit fund sponsored by Macquarie Bank of Australia. He began his financial career at UBS Asset Management, where he managed a $7 billion structured debt portfolio. Mr. Pal received an MBA from the University of Chicago and an M.A. in Economics from North Carolina State University. He also holds the Chartered Financial Analyst (CFA) designation and has been a CFA exam grader. Mr. Pal is frequently invited by industry forums to share his expertise in designing and managing investment portfolios focused on private credit and structured debt.

Lily Scanlan, CFA. Lily Scanlan is a Portfolio Manager at NCM. She has served the Fund as a portfolio manager since starting at Nomura in April 2023. Prior to joining Nomura, she was an Investment Analyst at Partners Capital, an outsourced chief investment officer. While there, she assisted in the management of multi-asset class portfolios of up to $1B according to the endowment model. This included building private markets allocations diversified by asset class, strategy, and vintage. Ms. Scanlan holds a Bachelor of Science in Business Administration with a concentration in Finance from Northeastern University. During her time at Northeastern, she gained work experience at JP Morgan, Morgan Stanley, and The Baupost Group. Lily holds the Chartered Financial Analyst (CFA) designation.

There are no changes to the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on form N-CSR.

(a)(2) Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

	Number of Accounts	Assets of Accounts (in millions)		Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Matthew Pallai
Registered Investment Companies	0	N/A		0	N/A
Other Pooled Investment Vehicles	1	$141.3	*	1	$141.3	*
Other Accounts	0	N/A		0	N/A

Ashu Pal
Registered Investment Companies	0	N/A		0	N/A
Other Pooled Investment Vehicles	0	N/A		0	N/A
Other Account	0	N/A		0	N/A

Lily Scanlan
Registered Investment Companies	0	N/A		0	N/A
Other Pooled Investment Vehicles	0	N/A		0	N/A
Other Account	0	N/A		0	N/A

*Value is estimated as of March 31, 2026.

Conflicts of Interest

NCM and the Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in NCM or a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. NCM seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Other accounts managed by a Portfolio Manager may not be managed using the same investment models that are used in connection with the management of the Fund.

If NCM or a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.

(a)(3) Portfolio Manager Compensation

The Portfolio Managers have ownership and financial interests in and may receive compensation and/or variable profit distributions from, the Investment Manager based on the Investment Manager’s financial performance, such as its overall revenues and profitability. The Portfolio Managers’ compensation is not tied to the Fund’s performance, except to the extent that the fee paid to the Investment Manager impacts the Investment Manager’s financial performance.

(a)(4) Portfolio Managers’ Ownership of Shares as of March 31, 2026

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member
Matthew Pallai	None
Ashu Pal	None
Lily Scanlan	None

(b) Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 16. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19. EXHIBITS.

(a)	(1)	Code of Ethics is filed herewith.

(a)	(2)	Not applicable.

(a)	(3)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)	(4)	Not applicable.

(a)	(5)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nomura Alternative Income Fund

By (Signature and Title)

/s/ Robert Stark
Robert Stark, Principal Executive Officer/President

Date	6/8/26

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Madeline Arment
Madeline Arment, Principal Financial Officer/Treasurer

Date	6/8/26